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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 2000


                                kforce.com, Inc.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


           Florida                       0-26058                 59-3264661
           -------                       -------                 ----------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                              Identification No.)


           120 West Hyde Park Place, Suite 150, Tampa, Florida 33606
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (813) 251-1700
                                                   ----------------------------


                           Romac International, Inc.
                           -------------------------
         (Former name or former address, if changed since last report)







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ITEM 5.  OTHER

         Effective May 12, 2000, Romac International, Inc., changed its name to kforce.com, Inc. (the "Company"). The Company's ticker symbol in the Nasdaq National Market is "KFRC". A copy of the Articles of Amendment of the Articles of Incorporation effecting the name change is attached as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

        Exhibit
        Number                        Description
        ------                        -----------

          3.1 Articles of Amendment of the Articles of Incorporation of Romac International, Inc. dated May 12, 2000.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          kforce.com, Inc.
                                          (Registrant)


                                          By: /s/ William L. Sanders
                                             ----------------------------------
                                                  William L. Sanders
                                                  Vice President and
                                                  Chief Financial Officer

Date:  May 16, 2000





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